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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints each of Edward H. Linde and David G. Gaw, acting together or singularly, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, (i) to sign a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), relating to the shares issuable pursuant to the Boston Properties, Inc. 1997 Stock Option and Incentive Plan and (ii) to sign any and all amendments (including post-effective amendments pursuant to Rule 462(b) under the Securities Act) to such Registration Statement, and (iii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act. The undersigned hereby ratifies and confirms to all that such attorney-in-fact or his substitute may lawfully do or cause to be done by virtue hereof.


     Signature                     Capacity                           Date
     ---------                     --------                           ----


/s/ Mortimer B. Zuckerman   Chairman of the Board of Directors     May 11, 1998
-------------------------
Mortimer B. Zuckerman


/s/ Edward H. Linde         President and Chief Executive Officer, May 11, 1998
-------------------
Edward H. Linde             Director (Principal Executive Officer)


/s/ David G. Gaw            Chief Financial Officer (Principal     May 11, 1998
----------------
David G. Gaw                Financial Officer and Principal
                            Accounting Officer)

/s/ Alan J. Patricof        Director                               May 11, 1998
--------------------
Alan J. Patricof

/s/ Ivan G. Seidenberg      Director                               May 11, 1998
----------------------
Ivan G. Seidenberg

/s/ Martin Turchin          Director                               May 11, 1998
------------------
Martin Turchin